UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2007

HANOVER CAPITAL MORTGAGE HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Maryland	001-13417	13-3950486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Metroplex Drive, Suite 100, Edison, New Jersey 08817
 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code (732) 548-0101

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 10, 2007, Hanover Capital Mortgage Holdings, Inc. (the “Company”) entered into a Master Repurchase Agreement (the “Master Agreement”) and related Annex I thereto (“Annex I” and, together with the “Master Agreement,” the “MRA”) with RCG PB, Ltd, an affiliate of Ramius Capital Group, LLC (“Ramius”), in connection with a repurchase transaction with respect to its portfolio of subordinate mortgage-backed securities (the “Repurchase Transaction”). The initial purchase price of the securities in the Repurchase Transaction was $80,932,928. The fixed term of the MRA is one (1) year and contains no margin or call features. The MRA replaces substantially all of the Company’s outstanding repurchase agreements, both committed and non-committed, which previously financed the Company’s subordinate mortgage-backed securities. However, while paid in full, the Amended and Restated Master Loan and Security Agreement by and between Greenwich Capital Financial Products, Inc. and the Company dated March 27, 2000, as amended, remains in place, as does the Company’s Master Repurchase Agreement dated June 22, 2006, by and among the Company and Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main Company.

Pursuant to the Repurchase Transaction, Ramius will retain the principal and interest payments received on the underlying mortgage securities during the term of the Repurchase Transaction.  The Company will receive, in addition to the initial purchase price of $80,932,928, “Monthly Additional Purchase Price Payments” on each “Monthly Additional Purchase Price Payment Date.” The term “Monthly Additional Purchase Price Payment” means, for each “Monthly Additional Purchase Price Payment Date,” defined as the second Business day following the 25th calendar day of each month prior to the Repurchase Date, an amount equal to the excess of (A) all interest collections actually received by Ramius on the purchased securities, net of any applicable U.S. federal income tax withholding tax imposed on such interest collections, since the preceding Monthly Additional Purchase Price Payment Date (or in the case of the first Monthly Additional Purchase Price Payment Date, August 10, 2007) over (B) $810,000. In addition to the principal payments to be retained by Ramius, other consideration to be received by Ramius includes a premium payment at the termination of the Repurchase Transaction and an agreement to issue 600,000 shares of the Company’s common stock (equal to approximately 7.4% of the Company’s outstanding equity) upon the approval of such shares for listing on the American Stock Exchange.

If the Company defaults under the MRA, Ramius has customary remedies, including the right to demand that all assets (which could consist of the securities purchased from the Company or substantially similar securities held by Ramius at such time) be repurchased by the Company and to retain and/or sell such assets.

A copy of the MRA and Annex I thereto is attached as Exhibit 10.38.8 hereto and incorporated herein by reference. A copy of the press release issued by the Company with respect to the MRA and the Repurchase Transaction is attached as Exhibit 99.1 hereto.

SECTION 2 - FINANCIAL INFORMATION
ITEM 2.03. CREATION OF FINANCIAL OBLIGATIONS OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

As noted in Item 1.01 above, on August 10, 2007, the Company entered into the Repurchase Transaction with Ramius. The initial purchase price of the securities in the Repurchase Transaction was $80,932,928.

See Item 1.01 above, which is incorporated herein by reference, for a description of the Repurchase Transaction.

Per the terms of the MRA, the repurchase price for the securities (or the substantially similar securities held by Ramius at such time) on the repurchase date of August 9, 2008, assuming no event of default has occurred prior thereto, shall be an amount equal to the excess of (A) the sum of (i) the original initial purchase price of $80,932,928, (ii) $9,720,000, and (iii) $4,000,000 over (B) the excess of (i) all interest collections actually received by Ramius on the purchased securities, net of any applicable U.S. federal income tax withholding tax imposed on such interest collections, since August 10, 2007, over (ii) the sum of the “Monthly Additional Purchase Price Payments” (as defined in Item 1.01 above) paid by Ramius to the Company since August 10, 2007.

SECTION 3 — SECURITIES AND TRADING MARKETS
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

In connection with the Repurchase Transaction, the Company, pursuant to the terms of a Stock Purchase Agreement between Ramius and the Company dated August 10, 2007 (the “Stock Purchase Agreement”) agreed to issue 600,000 shares of the Company’s common stock (equal to approximately 7.4% of the Company’s outstanding equity) upon the approval of such shares for listing on the American Stock Exchange. The issuance will take place upon the approval of the American Stock Exchange of the Company’s additional share listing application relative to the issuance. The shares of common stock are being issued to Ramius pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Stock Purchase Agreement, the Company agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) registering such shares of its common stock for resale under the Securities Act within 120 days of August 10, 2007, and to use its reasonable best efforts to cause the registration statement to be declared effective by the SEC no later than 180 days from August 10, 2007. The failure of the American Stock Exchange to approve the Company’s additional share listing application relating to such shares would be an event of default under the MRA. A copy of the Stock Purchase Agreement is attached as Exhibit 10.38.9 hereto and incorporated herein by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

10.38.8	Master Repurchase Agreement and Annex I thereto between RCG, Ltd, as Buyer, and Hanover Capital Mortgage Holdings, Inc., as Seller, dated as of August 10, 2007.

10.38.9	Stock Purchase Agreement between RCG, Ltd and Hanover Capital Mortgage Holdings, Inc. dated August 10, 2007.

99.1	Press Release of the Company, dated August 10, 2007, announcing entry into the Master Repurchase Agreement.

[signature on following page]

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER CAPITAL MORTGAGE HOLDINGS, INC.

Date: August 16, 2007	By:	/s/ Harold F. McElraft
Harold F. McElraft, Chief Financial
Officer and Treasurer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

Exhibit 10.38.8	Master Repurchase Agreement and Annex I thereto between RCG, Ltd, as Buyer, and Hanover Capital Mortgage Holdings, Inc., as Seller, dated as of August 10, 2007.

Exhibit 10.38.9	Stock Purchase Agreement between RCG, Ltd and Hanover Capital Mortgage Holdings, Inc. dated August 10, 2007.

Exhibit 99.1	Press Release of the Company, dated August 10, 2007, announcing entry into the Master Repurchase Agreement.